LEGG MASON PARTNERS VARIABLE EQUITY TRUST

SUPPLEMENT DATED FEBRUARY 11, 2015

TO THE STATEMENT OF ADDITIONAL INFORMATION OF

THE PORTFOLIOS LISTED IN SCHEDULE A

Effective on or about May 1, 2015, the names of the portfolios are changed as follows:

Current Name	New Name
QS Legg Mason Variable Lifestyle Allocation 85%	QS Legg Mason Variable Growth
QS Legg Mason Variable Lifestyle Allocation 70%	QS Legg Mason Variable Moderate Growth
QS Legg Mason Variable Lifestyle Allocation 50%	QS Legg Mason Variable Conservative Growth

Effective on or about May 1, 2015, the following replaces the section of the SAI titled “INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES—Investment Objective and Principal Investment Strategies”:

QS Legg Mason Variable Growth. The portfolio seeks capital appreciation. The portfolio is a fund of funds—it invests in other mutual funds. The portfolio is managed as an asset allocation program and allocates its assets among the funds managed by the manager and its affiliates (underlying funds). The portfolio organizes its investments in underlying funds into two main asset classes: the equity class (equity securities of all types) and the fixed income class (fixed income securities of all types). The portfolio managers may invest across all asset classes and strategies. The portfolio managers will allocate between 70% to 100% of the portfolio’s assets to underlying funds that invest in equity and equity-like strategies and between 0% to 30% of the portfolio’s assets to underlying funds that invest in fixed income strategies. The portfolio managers may, however, allocate portfolio assets to any underlying funds in varying amounts in a manner consistent with the portfolio’s investment objective. The portfolio’s allocation to each class will be measured at the time of purchase and may vary thereafter as a result of market movements. There is no guarantee that the portfolio will achieve its investment objective.

QS Legg Mason Variable Moderate Growth. The portfolio seeks long-term growth of capital. The portfolio is a fund of funds—it invests in other mutual funds. The portfolio is managed as an asset allocation program and allocates its assets among the funds managed by the manager and its affiliates (underlying funds). The portfolio organizes its investments in underlying funds into two main asset classes: the equity class (equity securities of all types) and the fixed income class (fixed income securities of all types). The portfolio managers may invest across all asset classes and strategies. The portfolio managers will allocate between 55% to 85% of the portfolio’s assets to underlying funds that invest in equity and equity-like strategies and between 15% to 45% of the portfolio’s assets to underlying funds that invest in fixed income strategies. The portfolio managers may, however, allocate portfolio assets to any underlying funds in varying amounts in a manner consistent with the portfolio’s investment objective. The portfolio’s allocation to each class will be measured at the time of purchase and may vary thereafter as a result of market movements. There is no guarantee that the portfolio will achieve its investment objective.

QS Legg Mason Variable Conservative Growth. The portfolio seeks balance of growth of capital and income. The portfolio is a fund of funds—it invests in other mutual funds. The portfolio is managed as an asset allocation program and allocates its assets among the funds managed by the manager and its affiliates (underlying funds). The portfolio organizes its investments in underlying funds into two main asset classes: the equity class (equity securities of all types) and the fixed income class (fixed income securities of all types). The portfolio managers may invest across all asset classes and strategies. The portfolio managers will allocate between 35% to 65% of the portfolio’s assets to underlying funds that invest in equity and equity-like strategies and between 35% to 65% of the portfolio’s assets to underlying funds that invest in fixed income strategies. The portfolio managers may, however, allocate portfolio assets to any underlying funds in varying amounts in a manner consistent with the portfolio’s investment objective. The portfolio’s allocation to each class will be measured at the time of purchase and may vary thereafter as a result of market movements. There is no guarantee that the portfolio will achieve its investment objective.

Each portfolio may also invest directly in the types of securities held by the underlying funds and other instruments. See “Why Invest in the Portfolios.”

Effective on or about May 1, 2015, the fifth sentence of the section of the SAI titled “INVESTMENT POLICIES—Portfolio Turnover” is deleted and the last paragraph of the section is revised to read as follows:

Under certain market conditions, a portfolio may experience high portfolio turnover as a result of its investment strategies. A portfolio may purchase or sell securities to: (a) accommodate purchases and sales of its shares or (b) change the allocation of its assets between equity and fixed income underlying funds or the amount of its investments in one or more underlying funds in response to market conditions.

Effective on or about May 1, 2015, the last paragraph and the chart of effective management fees of the underlying funds in the section of the SAI titled “INVESTMENT MANAGEMENT AND OTHER SERVICES—Expenses” is deleted in its entirety.

SCHEDULE A

Portfolio	Date of SAI
LEGG MASON PARTNERS VARIABLE EQUITY TRUST
QS Legg Mason Variable Lifestyle Allocation 85%	June 1, 2014
QS Legg Mason Variable Lifestyle Allocation 70%	June 1, 2014
QS Legg Mason Variable Lifestyle Allocation 50%	June 1, 2014

Please retain this supplement for future reference.

QSIN113205

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